Van Kampen Trust for Investment Grade New York Municipals
                          Item 77(O) 10F-3 Transactions
                        November 1, 2006 - April 30, 2007



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Univer  11/29    --    $123.2 $546,15  5,920,    1.08%  1.44%   Lehman  Lehman
 sity    /06             4     0,000     000                    Brothe  Brothe
  of                                                             rs,      rs
Puerto                                                          Merril
 Rico                                                             l
                                                                Lynch
                                                                & Co.,
                                                                Samuel
                                                                  A.
                                                                Rodrig
                                                                uez &
                                                                 Co.,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Citigr
                                                                 oup,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Popula
                                                                  r
                                                                Securi
                                                                ties,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                 Bank
                                                                 and
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation

                                                                Bear,
                                                                Stearn
                                                                 s &
Hudson  12/06    --    $100.8 $2,000,  17,500    0.88%  4.31%    Co.
 Yards   /06             1    000,000   ,000                    Inc.,   Goldma
Infras                                                           A.G.      n
tructu                                                          Edward   Sachs
  re                                                             s &
Corpor                                                          Sons,
 ation                                                          Inc.,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l,
                                                                Inc.,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                Prager
                                                                  ,
                                                                Sealy
                                                                & Co.,
                                                                 LLC,
                                                                Roosev
                                                                 elt
                                                                 and
                                                                Cross
                                                                Incorp
                                                                orated
                                                                , UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                 Alta
                                                                Capita
                                                                  l
                                                                Group,
                                                                 LLC,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                Popula
                                                                  r
                                                                Securi
                                                                ties,
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Cabrer
                                                                  a
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Janney
                                                                Montgo
                                                                 mery
                                                                Scott
                                                                 LLC,
                                                                 Ryan
                                                                Beck &
                                                                 Co.
                                                                Inc.,
                                                                JPMorg
                                                                 an,
                                                                Citigr
                                                                 oup,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                s LLC,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 LLC,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation,
                                                                Commer
                                                                  ce
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Piper
                                                                Jaffra
                                                                 y &
                                                                 Co.,
                                                                Southw
                                                                 est
                                                                Securi
                                                                ties,
                                                                 Inc.

                                                                Citigr
                                                                 oup,
                                                                 UBS
  New                                                           Invest
 York   03/14    --    $100.4 $496,76  15,000    5.40%  3.71%    ment   Citigr
 State   /07             0     0,000    ,000                    Bank,     oup
Enviro                                                           A.G.
nmenta                                                          Edward
l Facs                                                            s,
4.500%                                                           Banc
  due                                                             of
6/15/2                                                          Americ
  036                                                             a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                JPMorg
                                                                 an,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Roosev
                                                                elt &
                                                                Cross,
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Piper
                                                                Jaffra
                                                                 y &
                                                                 Co.
                                                                 and
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation